Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994



                                   /s/ James A. Cannon

                                                       Exhibit 24

                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994



                                   /s/ Keith Reinhard

                                                       Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994




                                   /s/ Allen Rosenshine

                                                       Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994



                                   /s/ Gary L. Roubos

                                                       Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994




                                   /s/ Quentin I. Smith, Jr.

                                                       Exhibit 24


                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994



                                   /s/ Robin B. Smith

                                                       Exhibit 24



                         POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Omnicom Group Inc., a New York corporation ("Omnicom"), constitutes and appoints Bruce Crawford and Raymond E. McGovern, and each of them, his true and lawful attorney-in-fact and agent, with full and several power of substitution and resubstitution, for him and in his name place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 covering in the aggregate up to one hundred and seventy six thousand three hundred and twenty six (176,326) shares of Omnicom Common Stock, par value $.50 per share ("Omnicom Shares"), to be filed on behalf of individuals who received such Omnicom Shares pursuant to various equity plans in which employees of the operating companies in France of the DDB Needham Worldwide network purchased shares in DDB Needham Worldwide Communications S.A., DDB Needham Worldwide S.A., DDB Needham Worldwide Trade S.A. and Optima Media S.A., and then exercised their rights to resell such shares to Omnicom with such payment to be made in Omnicom Common Stock, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:      August 26, 1994




                                   /s/ John Wren